Subsequent Event (Notes)	3 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Events
Merger of Rowan Companies plc and Ensco plc

On April 11, 2019, the merger with Ensco was completed pursuant to the Transaction Agreement, as amended. (see Note 1). Additionally, in connection with the closing of the Transaction with Ensco on April 11, 2019, the Company terminated the Existing Credit Agreement and the New Credit Agreement as well as all outstanding commitments under the Existing Credit Facility and New Credit Facility (see Note 1). On June 20, 2019, Rowan plc was registered as a private limited company named Rowan Companies Limited.

Events and transactions subsequent to March 31, 2019 have been evaluated through July 29, 2019, the date the financial statements were available to be issued.